SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 20, 2003
                                                           (May 21,2003)

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                0-10592                                   14-1630287
 ------------------------------------     -------------------------------------
         (Commission File Number)             (IRS Employer Identification No.)


                  5 Sarnowski Drive, Glenville, New York 12302
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311
                                                           --------------



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TrustCo Bank Corp NY


Item 5.  Other Events

     Letter to Shareholders dated May 20, 2003 and Press Release dated May 20, 2003, discussing results of the Annual Meeting held May 19, 2003 and declaring a cash dividend of $0.15 per share, payable July 1, 2003. Attached is a copy of the Press Release labeled as Exhibit 99(a), and Letter to Shareholders, labeled as Exhibit 99(b).




Item 7   (c)Exhibits


     Reg S-K Exhibit No.                Description

              99(a) Press Release of May 20, 2003, discussing results of the Annual Meeting held on May 19, 2003 and declaring a cash dividend of $0.15 per share, payable July 1, 2003.

              99(b) Letter to Shareholders dated May 20, 2003, discussing results of the Annual Meeting held on May 19, 2003.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 21, 2003

                                                     TrustCo Bank Corp NY
                                                     (Registrant)


                                                    By:/s/ Robert T. Cushing
                                                    ----------------------------
                                                    Robert T. Cushing
                                                    President and Chief
                                                    Executive Officer



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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                                  Page
------------------         ------------------------------             --------
         99(a)             Press Release dated May 20, 2003               5
                           discussing results of the Annual Meeting held on May 19, 2003 and declaring a cash dividend of $0.15 per share, payable
                           July 1, 2003.

         99(b)             Letter to Shareholders dated May 20, 2003      6
                           discussing results of the Annual Meeting held on May 19, 2003.



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                                                             Exhibit 99(a)

TRUSTCO
Bank Corp NY                                               News Release
----------------------------------------------------------------

5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311 Fax:(518)381-3668


Subsidiary: Trustco Bank                                     NASDAQ-- TRST


Contact:    Robert M. Leonard
            Vice President
            518-381-3693


FOR IMMEDIATE RELEASE:

            TRUSTCO BANK CORP NY ANNOUNCES RESULTS OF ANNUAL MEETING
                           AND DECLARES CASH DIVIDEND

     Glenville, New York, May 20, 2003 - On Monday, May 19, 2003, shareholders of TrustCo Bank Corp NY elected three members to the Board of Directors at the Company's Annual Meeting. Directors Barton A. Andreoli, James H. Murphy, D.D.S., and William J. Purdy were elected to three-year terms, each by an overwhelming majority of the shareholders.

     KPMG LLP's appointment as independent auditors for the Company in 2003 was overwhelmingly ratified.

     Today, May 20, the Board of Directors of the Company declared a quarterly dividend of $0.15 per share, payable July 1, 2003, to shareholders of record at the close of business on June 6, 2003.

     TrustCo Bank Corp NY is a $2.7 billion bank holding company, and through its subsidiary, Trustco Bank, operates 63 bank offices in Albany, Columbia, Dutchess, Greene, Montgomery, Rensselaer, Rockland, Saratoga, Schenectady, Schoharie, Warren, Washington, and Westchester counties in New York, Bennington County in Vermont, and Seminole County in Florida. In addition, the bank operates a full service Trust Department with $861 million of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.







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                                                           Exhibit 99(b)
TRUSTCO
Bank Corp NY                                         News Release
-----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668


Subsidiary:  Trustco Bank

May 20, 2003


To Our Shareholders:

     We would like to report to you the results of our Annual Meeting held May 19, 2003. The TrustCo shareholders were asked to vote on two proposals this year. Both proposals were approved by overwhelming majority of the shares outstanding.

     The first proposal dealt with the election of three directors. All three were elected and include:

            Barton A. Andreoli, President, Towne Construction & Paving Corp. James H. Murphy, D.D.S., Orthodontist
            William J. Purdy, President, Welbourne & Purdy Realty, Inc.

     The second proposal was the ratification of the appointment of KPMG LLP as the independent auditors for TrustCo for 2003.

     We thank all the shareholders who returned their proxies. Your support and confidence are greatly appreciated.

     We would also like to report that today the Board of Directors declared a regular quarterly dividend of $0.15 per share. The dividend is payable July 1, 2003 to shareholders of record at the close of business on June 6, 2003.

     Thank you for the confidence you have placed in TrustCo.

            Sincerely,                              Sincerely,

            Robert J. McCormick                     Robert T. Cushing
            President & Chief Executive Officer     President & Chief Executive
            Trustco Bank                            Officer
                                                    TrustCo Bank Corp NY


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